UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): April 18, 2007

                               Cognex Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

            000-17869                                 04-2713778
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     (Commission File Number)              (IRS Employer Identification No.)


One Vision Drive, Natick, Massachusetts                      01760-2059
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (508) 650-3000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a special meeting in lieu of the annual meeting of shareholders of Cognex Corporation (the "Company") held on April 18, 2007, the shareholders of the Company approved the Cognex Corporation 2007 Stock Option and Incentive Plan (the "2007 Plan"). The 2007 Plan will take effect when the Company's 1998 Stock Incentive Plan (the "1998 Plan") expires in February of 2008. The 2007 Plan permits awards of stock options (both incentive and non-qualified options), stock appreciation rights and restricted stock. The maximum number of shares to be issued under the 2007 Plan is 2,300,000 shares of the Company's common stock. A summary of the material terms and conditions of the 2007 Plan is set forth in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission on March 14, 2007 (the "Proxy Statement"), under the caption "Proposal 2: Approval of 2007 Stock Option and Incentive Plan." Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2007 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Company has determined that, given approval by the Company's shareholders of the 2007 Plan, the Company will reduce the number of shares authorized for issuance under its existing stock option plans by an aggregate of 4,000,000 shares. The reduction will be made from the shares remaining for future issuance under the Company's 1998 Non-Employee Director Stock Option Plan, the 1998 Plan, and/or the 2001 General Stock Option Plan. As reported in the Proxy Statement, as of December 31, 2006, there were a total of 10,883,676 shares remaining available for future issuance under these three equity compensation plans.


Item 9.01 Financial Statements and Exhibits

  (d)  Exhibits:

Exhibit No.        Description
-----------        -----------

10.1 Cognex Corporation 2007 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 1 to Cognex Corporation's Proxy Statement for the Special Meeting in lieu of the 2007 Annual Meeting of Shareholders, filed on March 14, 2007)









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            COGNEX CORPORATION


Dated: April 23, 2007       By: /s/ Richard A. Morin
                                --------------------
                                Name:  Richard A. Morin
                                Title: Senior Vice President of Finance,
                                       Chief Financial Officer, and Treasurer